CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 53 to the Registration Statement on Form N-4 (No. 333-91691) (the “Registration Statement”) of RiverSource Retirement Advisor 4 Advantage® Variable Annuity, RiverSource Retirement Advisor 4 Select® Variable Annuity and RiverSource Retirement Advisor 4 Access® Variable Annuity of our report dated April 23, 2025 relating to the financial statements of RiverSource Life Insurance Co. of New York and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2025 relating to the financial statements of each of the divisions of RiverSource of New York Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (No. 333-230375). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 25, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 53 to the Registration Statement on Form N-4 (No. 333-91691) (the “Registration Statement”) of RiverSource® RAVA 5 Advantage® Variable Annuity, RAVA 5 Select® Variable Annuity and RAVA 5 Access® Variable Annuity (Offered for contract applications signed prior to April 30, 2012) of our report dated April 23, 2025 relating to the financial statements of RiverSource Life Insurance Co. of New York and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2025 relating to the financial statements of each of the divisions of RiverSource of New York Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (No. 333-230375). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 25, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 53 to the Registration Statement on Form N-4 (No. 333-91691) (the “Registration Statement”) of RiverSource® Retirement Advisor Advantage Plus Variable Annuity and RiverSource® Retirement Advisor Select Plus Variable Annuity of our report dated April 23, 2025 relating to the financial statements of RiverSource Life Insurance Co. of New York and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2025 relating to the financial statements of each of the divisions of RiverSource of New York Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (No. 333-230375). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 25, 2025